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                      PROSPECTUS SUPPLEMENT -- MAY 6, 2010*

RIVERSOURCE PARTNERS INTERNATIONAL SELECT GROWTH FUND (12/30/09)     S-6243-99 N

Effective on or about May 6, 2010, Principal Global Investors, LLC is no longer a subadviser for the Fund.

RiverSource Partners International Select Growth Fund will measure its performance to the following indexes:

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                                     EXISTING INDEX                       INDEX EFFECTIVE MAY 7, 2010
------------------------------------------------------------------------------------------------------------
Primary Benchmark                    MSCI EAFE Growth Index               S&P Global ex-U.S. SmallCap Index
------------------------------------------------------------------------------------------------------------
Secondary Benchmark                  Lipper International Multi-Cap       Lipper International Small-Cap
                                     Growth Funds Index                   Funds Index(a)
------------------------------------------------------------------------------------------------------------


(a) The Lipper International Small-Cap Funds Index will be used for purposes of determining performance incentive adjustment. The performance will be compared to a 12 month blended index return that reflects the performance of the Lipper International Small-Cap Funds Index (new index) for the portion of the 12 month performance measurement period beginning with the effective date of the new index and the performance of the Lipper International Multi-Cap Growth Funds Index (prior index) for the remainder of the measurement period. At the conclusion of the transition period, the performance of the prior index will be eliminated from the performance incentive adjustment calculation, and the calculation will include only the performance of the current index.

The Fund's investment manager recommended to the Fund's Board of Directors that the Fund change its comparative index from the MSCI EAFE Growth Index to the S&P Global ex-U.S. SmallCap Index. The investment manager made this recommendation because the new index more closely aligns to the Fund's investment strategy. Based on this recommendation, the MSCI EAFE Growth Index will be replaced with the S&P Global ex-U.S. SmallCap Index, which will be used as the Fund's primary benchmark going forward. Information on both indexes will be included for a one year transition period. In the future, however, only the S&P Global ex-U.S. SmallCap Index will be included.

The S&P Global ex-U.S. SmallCap Index, an unmanaged benchmark, measures the small stock component of the S&P Global-ex US Broad Market Index. The benchmark consists of the bottom 15% of float-adjusted market capitalization stocks within developed and emerging markets globally (excluding the US).

The Morgan Stanley Capital International (MSCI) EAFE Growth Index, an unmanaged index, is compiled from a composite of securities markets in Europe, Australasia and the Far East. The index represents the growth half of the market capitalizations of each country index, determined by price/book value, from the standard MSCI country indices. The index covers the full range of developed, emerging and MSCI All Country indices, including Free indices where applicable. The Country Growth indices are aggregated into regional Growth indices to create the composite. The index reflects reinvestment of all distributions and changes in market prices.

The Lipper International Small-Cap Funds Index includes the 30 largest international small-cap funds tracked by Lipper Inc. The index's returns include net reinvested dividends.

The Lipper International Multi-Cap Growth Funds Index includes the 30 largest international multi-cap growth funds tracked by Lipper Inc. The index's returns include net reinvested dividends.
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S-6243-13 A (5/10)

*Valid unit next update